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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated July 25, 2003 relating to the consolidated financial statements which appears in Workstream Inc.'s Annual Report on Form 10-K for the year ended May 31, 2003.

We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
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Ottawa, Canada
May 28, 2004